UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2025

____________________________________

BROADWIND, INC.

(Exact name of registrant as specified in its charter)

______________________________

Delaware	001-34278	88-0409160
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3240 South Central Avenue
Cicero, Illinois 60804
(Address of Principal Executive Offices) (Zip Code)

(708) 780-4800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $0.001 par value	BWEN	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As reported in a Current Report on Form 8-K filed September 10, 2025, (the “Original Report”) with the U.S. Securities and Exchange Commission (“SEC”) by Broadwind, Inc. (the “Company”) on September 8, 2025, Broadwind Heavy Fabrications, Inc. (the “Seller”), a wholly owned subsidiary of the “Company”, completed the closing of the previously announced sale of certain assets (the “Asset Disposition”) to Wisconsin Heavy Fabrication, LLC (the “Buyer”). The assets sold in the Asset Disposition consisted of specified contracts, equipment, machinery and other personal property, and permits used in the Seller’s production facility located in Manitowoc, Wisconsin.

This Current Report on Form 8-K/A amends the Original Report (the “Amendment”), which reported under Item 2.01 the completion of the Asset Disposition. At the time of the Original Report, the Company had concluded that pro forma financial information was not required under Item 9.01(b) of Form 8-K. Following discussions with the staff of the Securities and Exchange Commission, this Amendment is being filed solely to provide the pro forma financial information required by Item 9.01(b) with respect to the Asset Disposition.

This Amendment should be read in conjunction with the Original Report. Except as set forth herein, no amendments or modifications have been made to information contained in the Original Report, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Original Report.

Item 9.01. Financial Statements and Exhibits.

(b)    Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial information of the Company giving effect to the Asset Disposition are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The unaudited pro forma condensed consolidated financial information is presented for informational purposes only and is not necessarily indicative of the actual financial position or results of operations that would have been realized had the Asset Disposition been completed on the dates set forth therein, nor is it indicative of the actual financial position or future results of operations that the Company would experience after the Asset Disposition.

The impact of the completed Asset Disposition has been accounted for in the Company’s quarterly report on Form 10-Q for the period ended September 30, 2025 filed with the SEC on November 13, 2025 and annual report on Form 10-K for the period ended December 31, 2025, filed with the SEC on March 11, 2026 and all subsequent periodic reports.

(d)    Exhibits

Exhibit No.	Description

99.1	Unaudited pro forma condensed consolidated financial information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWIND, INC.

By: /s/ Eric B. Blashford
Eric B. Blashford
President and Chief Executive Officer
(Principal Executive Officer)
Date: August 21, 2026